UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2021

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Rd. Building 3 Billerica, MA 01862	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On December 23, 2021, the Board of Directors (the “Board”) of Agrify Corporation (the “Company”) appointed Leonard J. Sokolow as a member of the Board. Mr. Sokolow will serve until the Company’s 2022 Annual Meeting of Stockholders and until his successor is elected and qualified or his earlier resignation or removal.

The Board has determined that Mr. Sokolow is independent under the rules of The Nasdaq Capital Market. The Board also appointed Mr. Sokolow as a member of the Audit Committee and the Compensation Committee of the Board. As a non-employee director of the Company, Mr. Sokolow will receive compensation in the same manner as the Company’s other non-employee directors, as described in the section entitled “Non-Executive Director Compensation” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2021.

Mr. Sokolow, age 65, has been Chief Executive Officer and President of Newbridge Financial, Inc., a financial services holding company, and Chairman of Newbridge Securities Corporation, its broker-dealer subsidiary, since 2015. Mr. Sokolow previously served in a variety of roles at vFinance, Inc., a publicly traded financial services company, including as Chairman of the board of directors from January 2007, a member of the board of directors from November 1997 and Chief Executive Officer from November 1999 through July 2008, when it merged into National Holdings Corporation, a publicly traded financial services company. Mr. Sokolow also served as President of vFinance, Inc. from January 2001 through December 2006. From July 2008 until July 2012, Mr. Sokolow was President of National Holdings Corporation, and from July 2008 until July 2014, he was Vice Chairman of the board of directors of National Holdings Corporation. From July 2012 until December 2014, Mr. Sokolow was a consultant and partner at Caribou LLC, a strategic advisory services firm. Mr. Sokolow was Founder, Chairman and Chief Executive Officer of the Americas Growth Fund Inc., a closed-end management investment company, from 1994 to 1998. From 1988 until 1993, Mr. Sokolow was an Executive Vice President and the General Counsel of Applica Inc., a publicly traded appliance marketing and distribution company. From 1982 until 1988, Mr. Sokolow practiced corporate, securities and tax law and was one of the founding attorneys and a partner of an international boutique law firm. From 1980 until 1982, he worked as a Certified Public Accountant for Ernst & Young and KPMG Peat Marwick. Mr. Sokolow has served on the board of directors of Consolidated Water Co. Ltd. (Nasdaq: CWCO), a developer and operator of advanced water supply and treatment plants and water distribution systems, since June 2006, where he currently serves as Chairman of the Audit Committee and as a member of the Nominations and Corporate Governance Committee. In addition, Mr. Sokolow has served as a director of the SQL Technologies Corp since November 2015 and has been Chairman of its Audit Committee and Corporate Development Committee. Mr. Sokolow has served on the board of directors of Vivos Therapeutics, Inc. (Nasdaq: VVOS), a medical technology company focused on developing and commercializing innovative treatments for adult patients suffering from sleep-disordered breathing, since June 2020, where he currently serves as Chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. Since August 2021 Mr. Sokolow served on the Advisory Board of Masterworks. Mr. Sokolow previously served on the board of directors of, and as Chairman of the Audit Committee for, Marquee Energy Ltd. (formerly Alberta Oilsands Inc.) (formerly TSXV: MQX), an energy company. Mr. Sokolow earned a B.A. in Economics from the University of Florida, a J.D. from the University of Florida School of Law and a Masters of Law in Taxation from the New York University School of Law.

There are no arrangements or understandings between Mr. Sokolow and any other person pursuant to which Mr. Sokolow was appointed as a director of the Company, and there is no family relationship between Mr. Sokolow and any executive officer or director of the Company. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Mr. Sokolow was or is to be a participant and in which any related person had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Resignation of Director

On December 23, 2021, Barry Turkanis resigned his position as a member of the Company’s Board of Directors and its committees, effective immediately.

Item 8.01	Other Events.

In connection with the appointment of Mr. Sokolow to the Board, the Board reconstituted the composition of its existing standing committees as described below.

The Audit Committee now consists of Krishnan Varier, Timothy Mahoney and Leonard Sokolow, with Mr. Varier serving as the chairman. The Board has affirmatively determined that each of Messrs. Varier, Mahoney and Sokolow meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and Nasdaq rules. The Board has determined that each of Messrs. Varier and Sokolow qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Compensation Committee consists of Timothy Mahoney, Stuart Wilcox and Leonard Sokolow, with Mr. Mahoney serving as the chairman.

The Nominating and Corporate Governance Committee consists of Stuart Wilcox, Krishnan Varier and Timothy Mahoney, with Mr. Wilcox serving as the chairman.

The purpose of the Mergers & Acquisitions Committee is to assist the Board and the Audit Committee in evaluating any related party transactions that the Company may consider from time to time. The Mergers & Acquisitions Committee consists of Krishnan Varier, Timothy Mahoney and Stuart Wilcox, with Mr. Varier serving as chairman.

The Board will continue to evaluate the composition of its committees and make further changes as necessary. The Board may also establish other committees as it deems necessary or appropriate from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: December 27, 2021	By:	/s/ Timothy R. Oakes
Timothy R. Oakes
Chief Financial Officer

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